Parker Hannifin Corporation Fiscal 2024 Fourth Quarter & Full Year Earnings Presentation August 8, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and may also include statements regarding future performance, orders, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance may differ materially from expectations, including those based on past performance. Among other factors that may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting our intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should also consider forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA, free cash flow, free cash flow margin and free cash flow conversion. As used in this presentation, EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment, integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA, free cash flow, free cash flow margin and free cash flow conversion are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the periods presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit investors.parker.com for more information. 2

3 FY24 Highlights $19.9B Sales +4.5% Reported +2.3% Organic1 24.9% Adjusted Segment Margin1 +200 bps 25.6% Adjusted EBITDA Margin1 +200 bps $3.0B Free Cash Flow1 +15% Growth Outstanding Year, Delivered on Our Commitments  Top quartile safety performance  Strength of portfolio, highlighted by Aerospace  +200 bps adjusted segment operating margin1  18% adjusted EPS growth1  Record cash generation  Promising future ahead based on new FY29 targets Our People, Strategy & Portfolio Compound Performance 16% Reduction in Recordable Incidents 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY24 As Reported: Segment Operating Margin of 21.5%, EBITDA Margin of 25.2%, Net Income of $2,844M, EPS of $21.84, Cash Flow from Operations: $3.4B 18% Adjusted EPS Growth1

FY24 Highlights:  Achieved $5.5B in sales for the first time, 17% organic growth1  Double digit sales growth across all market segments  Record adjusted segment operating margin1 with 380 bps of expansion  Celebrated our first full year with Meggitt Looking Ahead:  Positioned for growth with significant content on leading programs  Extensive portfolio and technology pedigree create value for customers  Large installed base drives aftermarket growth Record Year for Aerospace; Strength Continues 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 4

Longer Cycle + Secular Trends Shorter Cycle Portfolio Transformation Expands Longer Cycle and Secular Revenue Mix Longer Cycle Shorter Cycle FY15 FY24 FY29 Illustration Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket Industrial Aftermarket Industrial Aftermarket 5

Positioned for Growth Interconnected technologies enabling advancement of secular growth trends Compounding Performance The Win Strategy drives top quartile performance in all of our businesses Operational Excellence Manufacturing excellence creates growth and margin expansion opportunities FY29 Targets Confidence in long-term targets on strength of our people, strategy and culture Well Positioned for a Promising Future 6

What Drives Parker  Safety, Engagement, Ownership  Living up to Our Purpose  Top Quartile Performance  Great Generators & Deployers of Cash 7

Summary of Fiscal 2024 4th Quarter Highlights

FY24 Q4 Financial Summary 1. Sales figures As Reported. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY23 Q4 As Reported: Segment Operating Margin of 22.1%, EBITDA Margin of 24.9%, Net Income of $709M, EPS of $5.44. 9 $ Millions, except per share amounts FY24 Q4 FY24 Q4 FY23 Q4 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $5,187 $5,187 $5,096 +1.8% Segment Operating Margin 22.2% 25.3% 24.0% +130 bps EBITDA Margin 25.8% 26.3% 24.4% +190 bps Net Income $785 $884 $791 +11.7% EPS $6.01 $6.77 $6.08 +11.3%

FY24 Q4 Adjusted Earnings per Share Bridge 1. FY23 Q4 As Reported EPS of $5.44. FY24 Q4 As Reported EPS of $6.01. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 10 $5.16 $6.13 $4.74 $5.96 $6.08 $6.77

FY24 Q4 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial					
North America Businesses	$2,228M **(2.8%) Organic**	22.7%	25.0% **+150 bps YoY**	0%	• Record adjusted segment operating margin • Continued softness in transportation and off-highway markets • Sequential improvement in order rates
International Businesses	$1,430M **(2.5%) Organic**	21.8%	23.9% **+60 bps YoY**	(1%)	• Margin expansion on lower sales • Continued softness in off-highway market • Positive order rates in Asia
Aerospace Systems	$1,528M **+19.1% Organic**	21.7%	27.1% **+130 bps YoY**	+7%	• Broad based strength across all markets • Aftermarket strength drove record adjusted segment operating margin • Orders remain strong against tough comp
Parker	$5,187M **+2.8% Organic**	22.2%	25.3% **+130 bps YoY**	+1%	• Record sales on Aerospace strength • Surpassed 25% adj. segment operating margin • Order rates inflect positive

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations.

11

$2.6B $3.0B CFOA $3.0B $3.4B CFOA FY24 Cash Flow Performance 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 12 Free Cash Flow1 13.6% 15.0% Cash Flow from Operations 15.6% 17.0% FY23 FY24 % to sales $3.4B Cash Flow from Operations +14% growth 17% Cash Flow from Operations Margin 15% Free Cash Flow Margin1 $3.0B Free Cash Flow1 +15% growth 105% Free Cash Flow Conversion1 Cash Flow Highlights FY24FY23

Achieved Leverage Reduction Targets

- Since Meggitt acquisition close:
  - ~$3.4B debt reduction
- >$800M debt reduction during Q4
- Achieved ~$2B debt paydown in FY24
- Achieved 2.0x net leverage

Gross Debt / Adj. EBITDA[1]



2.8x
2.1x
Q4 FY23
Q4 FY24

Net Debt / Adj. EBITDA[1]



2.7x
2.0x
Q4 FY23
Q4 FY24

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.

Parker

13

Outlook

Key Market Verticals % of Sales 33% 20% 15% 15% 8% 4% FY25 Growth Guidance HSD LSD (MSD) LSD LSD LSD Aerospace & Defense In-Plant & Industrial Equipment Off-Highway Transportation Energy HVAC/R FY25 Sales Growth Forecast by Key Market Verticals FY25 Organic: 2% - 5% 15

FY25 Initial Guidance EPS Midpoint: $23.00 As Reported, $26.65 Adjusted 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 16 Guidance Metric FY25 Full Year Full Year Assumptions FY25 Q1 Midpoint Reported Sales 1.5% - 4.5%  Robust Aerospace demand continues  Split: 1H: 48% | 2H: 52% 1.0% Organic Sales Growth1 2% - 5%  Expect HSD Aerospace organic growth  Expect gradual Industrial recovery  Split: 1H: 2.5% | 2H: 4.5% 1.5% Adj. Operating Margin1 25.2% - 25.6%  50 bps margin expansion  ~40% incremental margin 25.2% Adj. EPS1 $26.30 - $27.00  Tax rate: ~23%  Split: 1H: 47% | 2H: 53% $6.05 Free Cash Flow1 $3.0B - $3.3B  CapEx: ~2% of sales  FCF Conversion >100% - -

FY25 Adjusted Earnings per Share Bridge 1. FY24 As Reported EPS of $21.84. FY25 As Reported midpoint guidance EPS of $23.00. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 17 $25.44 $26.65

A Different Parker


Adjusted EPS[1]
$10+
>$35
$25.44
FY24
FY29
Target


Free Cash Flow[1]
+50%
~$18B
$12B
FY20 – FY24
FY25 – FY29
Target

- Performance acceleration from The Win Strategy™
- Longer cycle & more resilient portfolio
- Growth from secular trends
- Continue to be great generators and deployers of cash

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

Parker

18

Celebrating 60 Years on the NYSE Closing Bell Ringing Ceremony August 14, 2024

Appendix  FY25 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Margin and Conversion  Supplemental Sales Information – Global Technology Platforms  Reconciliation of FY25 Guidance 20

FY25 Guidance Details Sales Growth vs. Prior Year As Reported Organic1 Diversified Industrial Segment North America Businesses 0.0% - 3.0% 0.5% - 3.5% International Businesses (1.5%) - 1.5% 0.0% - 3.0% Aerospace Systems Segment 7.0% - 10.0% 7.0% - 10.0% Parker 1.5% - 4.5% 2.0% - 5.0% Segment Operating Margins As Reported Adjusted1 Diversified Industrial Segment North America Businesses 22.6% - 23.0% 24.6% - 25.0% International Businesses 21.5% - 21.9% 23.7% - 24.1% Aerospace Systems Segment 22.1% - 22.5% 27.4% - 27.8% Parker 22.1% - 22.5% 25.2% - 25.6% Earnings Per Share As Reported Adjusted1 Midpoint $23.00 $26.65 Range $22.65 - $23.35 $26.30 - $27.00 1. Includes certain non-GAAP adjustments and financial measures. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$550M — Business Realignment Charges ~$50M — Integration Costs to Achieve ~$15M — 21 Additional Items As Reported Corporate G&A ~$230M Interest Expense ~$450M Other (Income) Expense ~$5M Reported Tax Rate ~23% Diluted Shares Outstanding ~130.6M

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date				
Net Sales	**As Reported June 30, 2024**	**Currency**	**Divestitures**	**Adjusted June 30, 2024**	**As Reported June 30, 2023**
Diversified Industrial	$ 3,658,502	$ 44,019	$ 8,559	**$ 3,711,080**	$ 3,813,431
Aerospace Systems	1,528,313	(515)	-	**1,527,798**	1,282,512
Total Parker Hannifin	$ 5,186,815	$ 43,504	$ 8,559	**$ 5,238,878**	$ 5,095,943
	As reported	Currency	Divestitures	**Organic**	
Diversified Industrial	(4.1)%	(1.2)%	(0.2)%	**(2.7)%**	
Aerospace Systems	19.2 %	0.1 %	0.0 %	**19.1 %**	
Total Parker Hannifin	1.8 %	(0.8)%	(0.2)%	**2.8 %**	

Supplemental Information:

Net Sales	**As Reported June 30, 2024**	**Currency**	**Divestitures**	**Adjusted June 30, 2024**	**As Reported June 30, 2023**
Diversified Industrial:					
North America businesses	$ 2,228,449	$ (772)	$ 8,559	**$ 2,236,236**	$ 2,301,159
International businesses					
Europe	802,343	12,475	-	**814,818**	858,933
Asia Pacific	549,272	19,020	-	**568,292**	576,297
Latin America	78,438	13,296	-	**91,734**	77,042
International businesses	$ 1,430,053	$ 44,791	$ -	**$ 1,474,844**	$ 1,512,272
	As reported	Currency	Divestitures	**Organic**	
Diversified Industrial:					
North America businesses	(3.2)%	0.0 %	(0.4)%	**(2.8)%**	
International businesses					
Europe	(6.6)%	(1.5)%	0.0 %	**(5.1)%**	
Asia Pacific	(4.7)%	(3.3)%	0.0 %	**(1.4)%**	
Latin America	1.8 %	(17.3)%	0.0 %	**19.1 %**	
International businesses	(5.4)%	(2.9)%	0.0 %	**(2.5)%**	

22

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Year-to-Date					
Net Sales	**As Reported June 30, 2024**	**Currency**	**Divestitures**	**Acquisitions**	**Adjusted June 30, 2024**	**As Reported June 30, 2023**
Diversified Industrial	$ 14,457,146	$ 29,560	$ 22,546	$ (115,305)	**$ 14,393,947**	$ 14,705,693
Aerospace Systems	5,472,460	(19,398)	39,826	(385,702)	**5,107,186**	4,359,501
Total Parker Hannifin	$ 19,929,606	$ 10,162	$ 62,372	$ (501,007)	**$ 19,501,133**	$ 19,065,194

	As reported	Currency	Divestitures	Acquisitions	**Organic**
Diversified Industrial	(1.7)%	(0.2)%	(0.2)%	0.8 %	**(2.1)%**
Aerospace Systems	25.5 %	0.4 %	(0.9)%	8.8 %	**17.2 %**
Total Parker Hannifin	4.5 %	(0.1)%	(0.3)%	2.6 %	**2.3 %**

Supplemental Information:

Net Sales	**As Reported June 30, 2024**	**Currency**	**Divestitures**	**Acquisitions**	**Adjusted June 30, 2024**	**As Reported June 30, 2023**
Diversified Industrial:						
North America businesses	$ 8,800,036	$ (24,859)	$ 22,546	$ (77,384)	**$ 8,720,339**	$ 8,916,194
International businesses						
Europe	3,189,058	(39,150)	-	(33,935)	**3,115,973**	3,186,826
Asia Pacific	2,155,034	62,624	-	(3,986)	**2,213,672**	2,300,743
Latin America	313,018	30,945	-	-	**343,963**	301,930
International businesses	$ 5,657,110	$ 54,419	$ -	$ (37,921)	**$ 5,673,608**	$ 5,789,499

	As reported	Currency	Divestitures	Acquisitions	**Organic**
Diversified Industrial:					
North America businesses	(1.3)%	0.3 %	(0.3)%	0.9 %	**(2.2)%**
International businesses					
Europe	0.1 %	1.2 %	0.0 %	1.1 %	**(2.2)%**
Asia Pacific	(6.3)%	(2.7)%	0.0 %	0.2 %	**(3.8)%**
Latin America	3.7 %	(10.2)%	0.0 %	0.0 %	**13.9 %**
International businesses	(2.3)%	(1.0)%	0.0 %	0.7 %	**(2.0)%**

23

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2024	As Reported June 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Discrete Tax Benefit[1]			Adjusted June 30, 2024	% of Sales
Net sales	$ 5,186,815	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	**$ 5,186,815**	**100.0 %**
Cost of sales	3,322,855	64.1 %	27,052	11,120	1,387	-	-	-	**3,283,296**	**63.3 %**
Selling, general and admin. expenses	818,347	15.8 %	112,180	6,079	7,210	-	-	-	**692,878**	**13.4 %**
Interest expense	119,266	2.3 %	-	-	-	-	-	-	**119,266**	**2.3 %**
Other (income) expense, net	(59,613)	(1.1)%	-	343	-	-	-	-	**(59,956)**	**(1.2)%**
Income before income taxes	985,960	19.0 %	(139,232)	(17,542)	(8,597)	-	-	-	**1,151,331**	**22.2 %**
Income taxes	200,887	3.9 %	33,137	4,175	2,046	27,068	-	-	**267,313**	**5.2 %**
Net income	785,073	15.1 %	(106,095)	(13,367)	(6,551)	27,068	-	-	**884,018**	**17.0 %**
Less: Noncontrolling interests	110	0.0 %	-	-	-	-	-	-	**110**	**0.0 %**
Net income - common shareholders	$ 784,963	15.1 %	$ (106,095)	$ (13,367)	$ (6,551)	$ 27,068	$ -	$ -	**$ 883,908**	**17.0 %**
Diluted earnings per share	$ 6.01		$ (0.81)	$ (0.11)	$ (0.05)	$ 0.21	$ -	$ -	**$ 6.77**	

Quarter-to-Date FY 2023	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales
Net sales	$ 5,095,943	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	**$ 5,095,943**	**100.0 %**
Cost of sales	3,262,860	64.0 %	27,990	5,247	5,197	-	(57,992)	-	**3,282,418**	**64.4 %**
Selling, general and admin. Expenses	834,940	16.4 %	98,306	3,979	13,589	2,754	-	-	**716,312**	**14.1 %**
Interest expense	157,176	3.1 %	-	-	-	-	-	9,999	**147,177**	**2.9 %**
Other (income) expense, net	(62,228)	(1.2)%	-	-	-	-	-	-	**(62,228)**	**(1.2)%**
Income before income taxes	903,195	17.7 %	(126,296)	(9,226)	(18,786)	(2,754)	57,992	(9,999)	**1,012,264**	**19.9 %**
Income taxes	194,117	3.8 %	30,816	2,251	4,584	672	(14,150)	2,440	**220,730**	**4.3 %**
Net income	709,078	13.9 %	(95,480)	(6,975)	(14,202)	(2,082)	43,842	(7,559)	**791,534**	**15.5 %**
Less: Noncontrolling interests	122	0.0 %	-	-	-	-	-	-	**122**	**0.0 %**
Net income - common shareholders	$ 708,956	13.9 %	$ (95,480)	$ (6,975)	$ (14,202)	$ (2,082)	$ 43,842	$ (7,559)	**$ 791,412**	**15.5 %**
Diluted earnings per share	$ 5.44		$ (0.73)	$ (0.06)	$ (0.11)	$ (0.02)	$ 0.34	$ (0.06)	**$ 6.08**	

1. A recent Swiss tax law change resulted in the recording of a deferred tax asset.

24

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Year-to-Date FY 2024

	As Reported June 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestitures	Discrete Tax Benefit[1]				Adjusted June 30, 2024	% of Sales
Net sales	$ 19,929,606	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ 19,929,606**	**100.0 %**
Cost of sales	12,801,816	64.2 %	108,671	29,585	4,259	-	-	-	-	-	**12,659,301**	**63.5 %**
Selling, general and admin. expenses	3,315,177	16.6 %	469,324	20,809	34,014	-	-	-	-	-	**2,791,030**	**14.0 %**
Interest expense	506,495	2.5 %	-	-	-		-	-	-	-	**506,495**	**2.5 %**
Other (income) expense, net	(288,485)	(1.4)%	-	3,062	-	(25,651)	-	-	-	-	**(265,896)**	**(1.3)%**
Income before income taxes	3,594,603	18.0 %	(577,995)	(53,456)	(38,273)	25,651	-	-	-	-	**4,238,676**	**21.3 %**
Income taxes	749,667	3.8 %	137,575	12,721	9,105	(11,640)	27,068	-	-	-	**924,496**	**4.6 %**
Net income	2,844,936	14.3 %	(440,420)	(40,735)	(29,168)	14,011	27,068	-	-	-	**3,314,180**	**16.6 %**
Less: Noncontrolling interests	721	0.0 %	-	-	-	-	-	-	-	-	**721**	**0.0 %**
Net income - common shareholders	$ 2,844,215	14.3 %	$ (440,420)	$ (40,735)	$ (29,168)	$ 14,011	$ 27,068	$ -	$ -	$ -	**$ 3,313,459**	**16.6 %**
Diluted earnings per share	$ 21.84		$ (3.37)	$ (0.32)	$ (0.23)	$ 0.11	$ 0.21	$ -	$ -	$ -	**$ 25.44**	

Year-to-Date FY 2023

	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Net Gain on Divestitures	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales
Net sales	$ 19,065,194	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ 19,065,194**	**100.0 %**
Cost of sales	12,635,892	66.3 %	99,619	15,993	12,552	-	-	-	109,981	-	**12,397,747**	**65.0 %**
Selling, general and admin. Expenses	3,354,103	17.6 %	401,094	10,713	82,887	114,604	-	-	-	-	**2,744,805**	**14.4 %**
Interest expense	573,894	3.0 %	-	-	-	-	-	-	-	9,999	**563,895**	**3.0 %**
Other (income) expense, net	(178,359)	(0.9)%	-	-	-	51,690	389,992	(362,003)	-	-	**(258,038)**	**(1.4)%**
Income before income taxes	2,679,664	14.1 %	(500,713)	(26,706)	(95,439)	(166,294)	(389,992)	362,003	(109,981)	(9,999)	**3,616,785**	**19.0 %**
Income taxes	596,128	3.1 %	120,844	6,453	23,043	39,447	94,713	(90,931)	26,370	2,440	**818,507**	**4.3 %**
Net income	2,083,536	10.9 %	(379,869)	(20,253)	(72,396)	(126,847)	(295,279)	271,072	(83,611)	(7,559)	**2,798,278**	**14.7 %**
Less: Noncontrolling interests	600	0.0 %	-	-	-	-	-	-	-	-	**600**	**0.0 %**
Net income - common shareholders	$ 2,082,936	10.9 %	$ (379,869)	$ (20,253)	$ (72,396)	$ (126,847)	$ (295,279)	$ 271,072	$ (83,611)	$ (7,559)	**$ 2,797,678**	**14.7 %**
Diluted earnings per share	$ 16.04		$ (2.92)	$ (0.16)	$ (0.56)	$ (0.98)	$ (2.27)	$ 2.08	$ (0.64)	$ (0.06)	**$ 21.55**	

1. A recent Swiss tax law change resulted in the recording of a deferred tax asset.

25

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2024									
	As Reported June 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve				Adjusted June 30, 2024	% of Sales[2]
Diversified Industrial[1]	$ 817,085	22.3%	$ 64,550	$ 17,198	$ 628	$ -	$ -	$ -	$ 899,461	24.6%
Aerospace Systems[1]	332,035	21.7%	74,682	1	7,969	-	-	-	414,687	27.1%
Total segment operating income	1,149,120	22.2%	(139,232)	(17,199)	(8,597)	-	-	-	1,314,148	25.3%
Corporate administration	55,972	1.1%	-	-	-	-	-	-	55,972	1.1%
Income before interest and other	1,093,148	21.1%	(139,232)	(17,199)	(8,597)	-	-	-	1,258,176	24.3%
Interest expense	119,266	2.3%	-	-	-	-	-	-	119,266	2.3%
Other (income) expense	(12,078)	-0.2%	-	343	-	-	-	-	(12,421)	-0.2%
Income before income taxes	$ 985,960	19.0%	$ (139,232)	$ (17,542)	$ (8,597)	$ -	$ -	$ -	$ 1,151,331	22.2%
Supplemental Information:										
Diversified Industrial:										
North America businesses[1]	$ 505,521	22.7%	$ 43,010	$ 8,857	$ 295	$ -	$ -	$ -	$ 557,683	25.0%
International businesses[1]	311,564	21.8%	21,540	8,341	333	-	-	-	341,778	23.9%

	Quarter-to-Date FY 2023									
	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Cost to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales[2]
Diversified Industrial[1]	$ 800,196	21.0%	$ 82,073	$ 9,177	$ 1,235	$ -	$ -	$ -	$ 892,681	23.4%
Aerospace Systems[1]	327,595	25.5%	44,223	49	17,551	-	(57,992)	-	331,426	25.8%
Total segment operating income	1,127,791	22.1%	(126,296)	(9,226)	(18,786)	-	57,992	-	1,224,107	24.0%
Corporate administration	83,336	1.6%	-	-	-	-	-	-	83,336	1.6%
Income before interest and other	1,044,455	20.5%	(126,296)	(9,226)	(18,786)	-	57,992	-	1,140,771	22.4%
Interest expense	157,176	3.1%	-	-	-	-	-	9,999	147,177	2.9%
Other (income) expense	(15,916)	-0.3%	-	-	-	2,754	-	-	(18,670)	-0.4%
Income before income taxes	$ 903,195	17.7%	$ (126,296)	$ (9,226)	$ (18,786)	$ (2,754)	$ 57,992	$ (9,999)	$ 1,012,264	19.9%
Supplemental Information:										
Diversified Industrial:										
North America businesses[1]	$ 490,823	21.3%	$ 47,138	$ 1,792	$ 877	$ -	$ -	$ -	$ 540,630	23.5%
International businesses[1]	309,373	20.5%	34,935	7,385	358	-	-	-	352,051	23.3%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

26

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

Year-to-Date FY 2024

	As Reported June 30, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestitures					Adjusted June 30, 2024	% of Sales[2]
Diversified Industrial[1]	$ 3,176,384	22.0%	$ 266,219	$ 50,075	$ 3,930	$ -	$ -	$ -	$ -	$ -	$ 3,496,608	24.2%
Aerospace Systems[1]	1,110,746	20.3%	311,776	319	34,343	-	-	-	-	-	1,457,184	26.6%
Total segment operating income	4,287,130	21.5%	(577,995)	(50,394)	(38,273)	-	-	-	-	-	4,953,792	24.9%
Corporate administration	218,312	1.1%	-	-	-	-	-	-	-	-	218,312	1.1%
Income before interest and other	4,068,818	20.4%	(577,995)	(50,394)	(38,273)	-	-	-	-	-	4,735,480	23.8%
Interest expense	506,495	2.5%	-	-	-	-	-	-	-	-	506,495	2.5%
Other (income) expense	(32,280)	-0.2%	-	3,062	-	(25,651)	-	-	-	-	(9,691)	0.0%
Income before income taxes	$ 3,594,603	18.0%	$ (577,995)	$ (53,456)	$ (38,273)	$ 25,651	$ -	$ -	$ -	$ -	$ 4,238,676	21.3%
Supplemental Information:												
Diversified Industrial:												
North America businesses[1]	$ 1,963,876	22.3%	$ 176,337	$ 17,749	$ 2,643	$ -	$ -	$ -	$ -	$ -	$ 2,160,605	24.6%
International businesses[1]	1,212,508	21.4%	89,882	32,326	1,287	-	-	-	-	-	1,336,003	23.6%

Year-to-Date FY 2023

	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Net Gain on Divestitures	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales[2]
Diversified Industrial[1]	$ 3,071,410	20.9%	$ 267,779	$ 23,641	$ 8,511	$ -	$ -	$ -	$ -	$ -	$ 3,371,341	22.9%
Aerospace Systems[1]	562,444	12.9%	232,934	3,065	86,928	-	-	-	109,981	-	995,352	22.8%
Total segment operating income	3,633,854	19.1%	(500,713)	(26,706)	(95,439)	-	-	-	(109,981)	-	4,366,693	22.9%
Corporate administration	229,677	1.2%	-	-	-	-	-	-	-	-	229,677	1.2%
Income before interest and other	3,404,177	17.9%	(500,713)	(26,706)	(95,439)	-	-	-	(109,981)	-	4,137,016	21.7%
Interest expense	573,894	3.0%	-	-	-	-	-	-	-	9,999	563,895	3.0%
Other (income) expense	150,619	0.8%	-	-	-	166,294	389,992	(362,003)	-	-	(43,664)	-0.2%
Income before income taxes	$ 2,679,664	14.1%	$ (500,713)	$ (26,706)	$ (95,439)	$ (166,294)	$ (389,992)	$ 362,003	$ (109,981)	$ (9,999)	$ 3,616,785	19.0%
Supplemental Information:												
Diversified Industrial:												
North America businesses[1]	$ 1,853,079	20.8%	$ 181,954	$ 4,024	$ 4,636	$ -	$ -	$ -	$ -	$ -	$ 2,043,693	22.9%
International businesses[1]	1,218,331	21.0%	85,825	19,617	3,875	-	-	-	-	-	1,327,648	22.9%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

27

Reconciliation of EBITDA to Adjusted EBITDA

(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30,			
	2024	**% of Sales**	**2023**	**% of Sales**
Net sales	$ 5,186,815	100.0%	$ 5,095,943	100.0%
Net income	$ 785,073	15.1%	$ 709,078	13.9%
Income taxes	200,887	3.9%	194,117	3.8%
Depreciation	91,436	1.8%	82,767	1.6%
Amortization	139,232	2.7%	126,296	2.5%
Interest expense	119,266	2.3%	157,176	3.1%
EBITDA	1,335,894	25.8%	1,269,434	24.9%
Adjustments:				
Business realignment charges	17,542	0.3%	9,226	0.2%
Meggitt costs to achieve	8,597	0.2%	18,786	0.4%
Acquisition-related expenses	-	0.0%	2,754	0.1%
Amortization of inventory step-up to FV	-	0.0%	(57,992)	-1.1%
EBITDA - Adjusted	$ 1,362,033	26.3%	$ 1,242,208	24.4%
EBITDA margin	25.8 %		24.9 %	
EBITDA margin - Adjusted	26.3 %		24.4 %	

	Twelve Months Ended June 30,			
	2024	**% of Sales**	**2023**	**% of Sales**
Net sales	$ 19,929,606	100.0%	$ 19,065,194	100.0%
Net income	$ 2,844,936	14.3%	$ 2,083,536	10.9%
Income taxes	749,667	3.8%	596,128	3.1%
Depreciation	349,136	1.8%	317,416	1.7%
Amortization	577,995	2.9%	500,713	2.6%
Interest expense	506,495	2.5%	573,894	3.0%
EBITDA	5,028,229	25.2%	4,071,687	21.4%
Adjustments:				
Business realignment charges	53,456	0.3%	26,706	0.1%
Meggitt costs to achieve	38,273	0.2%	95,439	0.5%
Acquisition-related expenses	-	0.0%	166,294	0.9%
Loss on deal-contingent forward contracts	-	0.0%	389,992	2.0%
Amortization of inventory step-up to FV	-	0.0%	109,981	0.6%
Net gain on divestitures	(25,651)	-0.1%	(362,003)	-1.9%
EBITDA - Adjusted	$ 5,094,307	25.6%	$ 4,498,096	23.6%
EBITDA margin	25.2 %		21.4 %	
EBITDA margin - Adjusted	25.6 %		23.6 %	

28

Reconciliation of Gross and Net Debt / Adjusted EBITDA 29 (Unaudited) (Dollars in thousands) June 30, 2024 June 30, 2023 Notes payable and long-term debt payable within one year 3,403,065$ 3,763,175$ Long-term debt 7,157,034 8,796,284 Add: Deferred debt issuance costs 57,725 74,713 Total gross debt 10,617,824$ 12,634,172$ Cash and cash equivalents 422,027$ 475,182$ Marketable securities and other investments 3,390 8,390 Total cash 425,417$ 483,572$ Net debt (Gross debt less total cash) 10,192,407$ 12,150,600$ TTM Net Sales 19,929,606$ 19,065,194$ Net income 2,844,936$ 2,083,536$ Income tax 749,667 596,128 Depreciation 349,136 317,416 Amortization 577,995 500,713 Interest Expense 506,495 573,894 TTM EBITDA 5,028,229$ 4,071,687$ Adjustments: Business realignment charges 53,456 26,706 Costs to achieve 38,273 95,439 Acquisition-related costs 0 166,294 Loss on deal-contingent forward contracts 0 389,992 Gain on divestitures (25,651) (372,930) Amortization of inventory step-up to FV 0 109,981 Net loss on divestitures 0 10,927 TTM Adjusted EBITDA 5,094,307$ 4,498,096$ Gross Debt/TTM Adjusted EBITDA 2.1 2.8 Net Debt/TTM Adjusted EBITDA 2.0 2.7

Reconciliation of Free Cash Flow Margin and Conversion 30 (Unaudited) (Dollars in thousands) 2024 2023 Net Sales 19,929,606$ 19,065,194$ Net Income 2,844,936$ 2,083,536$ Cash Flow from Operations 3,384,329$ 2,979,930$ Capital Expenditures (400,112) (380,747) Free Cash Flow 2,984,217$ 2,599,183$ Cash Flow from Operations Margin 17.0% 15.6% Free Cash Flow Margin 15.0% 13.6% Free Cash Flow Conversion (Free Cash Flow / Net Income) 104.9% 124.7% Twelve Months Ended June 30, (Unaudited) (Dollars in millions) FY20 FY21 FY22 Net Sales $13,696 $14,348 $15,862 Cash Provided by Operating Activities $2,071 $2,575 $2,442 Capital Expenditures (233) (210) (230) Free Cash Flow $1,838 $2,365 $2,212 Free Cash Flow Margin 13.4% 16.5% 13.9% Reconciliation of Historical Free Cash Flow Margin Reconciliation of Free Cash Flow Margin and Conversion

Supplemental Sales Information Global Technology Platforms 31 (Unaudited) (Dollars in thousands) 2024 2023 2024 2023 Net sales Diversified Industrial: Motion Systems $ 903,108 $ 992,659 $ 3,706,055 $ 3,830,062 Flow and Process Control 1,183,258 1,263,428 4,672,741 4,939,356 Filtration and Engineered Materials 1,572,136 1,557,344 6,078,350 5,936,275 Aerospace Systems 1,528,313 1,282,512 5,472,460 4,359,501 Total $ 5,186,815 $ 5,095,943 $ 19,929,606 $ 19,065,194 Three Months Ended June 30, Twelve Months Ended June 30,

RECONCILIATION OF ORGANIC GROWTH (Unaudited) (Amounts in percentages) Q1 Fiscal Year 2025 Forecasted net sales ~1.0% Adjustments: Currency 0.3% Divestitures 0.2% Adjusted forecasted net sales ~1.5% RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Q1 Fiscal Year 2025 Forecasted earnings per diluted share ~$5.13 Adjustments: Business realignment charges 0.10 Costs to achieve 0.03 Acquisition-related intangible asset amortization expense 1.07 Tax effect of adjustments1 (0.28) Adjusted forecasted earnings per diluted share ~$6.05 Reconciliation of Q1 FY25 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 32 RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Amounts in percentages) Q1 Fiscal Year 2025 Forecasted segment operating margin ~22.0% Adjustments: Business realignment charges 0.3% Costs to achieve 0.1% Acquisition-related intangible asset amortization expense 2.9% Adjusted forecasted segment operating margin ~25.2%

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW (Unaudited) (Dollars in millions) Fiscal Year 2025 Cash flow from operations $3,400 to $3,700 Less: Capital Expenditures ~(400) Free cash flow $3,000 to $3,300 RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Fiscal Year 2025 Forecasted earnings per diluted share $22.65 to $23.35 Adjustments: Business realignment charges 0.38 Costs to achieve 0.11 Acquisition-related intangible asset amortization expense 4.25 Tax effect of adjustments1 (1.09) Adjusted forecasted earnings per diluted share $26.30 to $27.00RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Amounts in percentages) Fiscal Year 2025 Forecasted segment operating margin 22.1% to 22.5% Adjustments: Business realignment charges 0.2% Costs to achieve 0.1% Acquisition-related intangible asset amortization expense 2.7% Adjusted forecasted segment operating margin 25.2% to 25.6% Reconciliation of FY25 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 33 RECONCILIATION OF ORGANIC GROWTH (Unaudited) (Amounts in percentages) Fiscal Year 2025 Forecasted net sales 1.5% to 4.5% Adjustments: Currency 0.5% Divestitures 0.0% Adjusted forecasted net sales 2.0% to 5.0%